UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2016
 _________________________
WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Bank Street, Waterbury, Connecticut		06702
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (203) 578-2202

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03    Material Modification to Rights of Security Holders.

The information provided by Item 5.07 below with respect to (i) the approval by the shareholders of Webster Financial Corporation (the “Company”) of an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to provide that the Company’s shareholders may remove any director from office with or without cause and (ii) the Company’s filing of the Fourth Amended and Restated Certificate of Incorporation, attached to this Current Report on Form 8-K as Exhibit 3.1, in Delaware is incorporated herein by reference.

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
See Item 5.07 below with respect to the approval by the Company’s shareholders of an amendment to the Company’s Third Amended and Restated Certificate of Incorporation.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On April 28, 2016, the Company held its 2016 annual meeting of shareholders (the “Annual Meeting”) at the Mattatuck Museum, 144 West Main Street, Waterbury, Connecticut 06702. At the Annual Meeting, the Company’s shareholders voted on five proposals each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on March 18, 2016. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for or against each matter and the number of abstentions, if applicable, and broker non-votes with respect to each matter.
Proposal 1
The Company’s shareholders elected ten individuals to the board of directors to serve one-year terms, as set forth below:

NOMINEES	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
William L. Atwell	79,092,077	82,689	192,399	5,890,690
Joel S. Becker	74,759,240	4,452,196	155,729	5,890,690
John J. Crawford	74,450,034	4,757,269	159,862	5,890,690
Elizabeth E. Flynn	79,107,814	62,786	196,565	5,890,690
C. Michael Jacobi	76,475,935	2,705,773	185,457	5,890,690
Laurence C. Morse	78,799,239	406,147	161,779	5,890,690
Karen R. Osar	79,100,908	74,868	191,389	5,890,690
Mark Pettie	79,072,657	100,667	193,841	5,890,690
Charles W. Shivery	78,818,523	351,884	196,758	5,890,690
James C. Smith	77,879,017	1,278,134	210,014	5,890,690

Proposal 2
The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
77,909,208	1,156,659	301,478	5,890,690

Proposal 3
The Company’s shareholders ratified the appointment by the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm of for the fiscal year ending December 31, 2016, as set forth below:

Votes For	Votes Against	Abstain
84,954,069	131,061	172,725

Proposal 4
The Company’s shareholders approved the amendment and restatement of the 1992 Stock option Plan and re-approved the material terms for the payment of performance-based compensation under the 1992 Stock Option Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
75,682,297	3,414,316	270,552	5,890,690

Proposal 5
The Company’s shareholders approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, to provide that the Company’s shareholders may remove any director from office with or without cause:

Votes For	Votes Against	Abstain	Broker Non-Votes
78,871,994	290,465	204,706	5,890,690

On April 29, 2016, the Company filed the Fourth Amended and Restated Certificate of Incorporation with the Secretary of the State of Delaware reflecting the amendment with Fourth Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A discussion of the amendment is included in the Proxy Statement, which discussion is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit

3.1	Fourth Amended and Restated Certificate of Incorporation of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION
(Registrant)

Date: April 29, 2016	By:	/s/ Harriet Munrett Wolfe
	Name:	Harriet Munrett Wolfe
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit
3.1	Fourth Amended and Restated Certificate of Incorporation of the Company.